Financial Statements

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Year Ended December 31, 2006

Report of Independent Registered Certified Public Accounting Firm

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Financial Statements

Year Ended December 31, 2006

JASPERS + HALL, PC

CERTIFIED PUBLIC ACCOUNTANTS

9175 E. Kenyon Avenue, Suite 100

Denver, CO 80237

303-796-0099

Report of Independent Registered Certified Public Accounting Firm

Board of Directors

Secured Digital Storage, LLC

195 N. Harbor Drive #4601

Chicago, IL 60601

We have audited the accompanying balance sheet of Secured Digital Storage, LLC (A Development Stage Company) as of December 31, 2006 and the related statements of operations, changes in members’ equity and cash flows for the year ended December 31, 2006. These financial statements are the responsibility of the management of Secured Digital Storage, LLC. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required at this time, to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Secured Digital Storage, LLC (A Development Stage Company) as of December 31, 2006 and the results of its operations and its cash flows for the year ended December 31, 2006 in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements the Company is a development stage company, and will require funds from profitable operations, from borrowing or from sale of equity securities to execute its business plan. Management’s plans in regard to these matters are also discussed in Note 3. These factors raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

/s/ Jaspers + Hall, PC

October 31, 2007

Denver, Colorado

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Balance Sheet

 December 31, 2006

Assets
Current assets:
Cash	$203,959
Accounts Receivable	1,074
Prepaid expenses	39,500
Total current assets	$244,533
Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$4,988
Accrued expenses	87,272
Total current liabilities	92,260
Members’ equity	152,273
$244,533

The accompanying notes are an integral part of the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Statement of Operations

Year Ended December 31, 2006

Expenses:
Payroll expenses	$181,500
Professional fees	158,071
Other general and administrative expenses	7,978
347,549
Net loss from operations	(347,549)
Other income:
Interest income	5,704

Net loss	$341,845

The accompanying notes are an integral part of the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Statement of Changes in Members’ Equity

Year Ended December 31, 2006

Balance, December 31, 2005	$0
Capital contributions	494,118
Net loss	(341,845)
Balance, December 31, 2006	$152,273

The accompanying notes are an integral part of the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Statement of Cash Flows

 Year Ended December 31, 2006

Operating activities
Net loss	$(341,845)
Adjustments to reconcile net income to net cash
provided by operating activities:
(Increase) decrease in:
Prepaid expenses	(39,500)
Accounts receivable	(1,074)
(Decrease) increase in:
Accounts payable	4,988
Accrued expenses	87,272
Net cash used by operating activities	(290,159)
Financing activities
Member contributions	494,118
Net cash provided by financing activities	494,118
Net increase in cash	203,959
Cash, beginning of year	0
Cash, end of year	$203,959

The accompanying notes are an integral part of the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

Year Ended December 31, 2006

1.	Background Information

Secured Digital Storage, LLC (the “Company”) is primarily engaged in the data storage industry and will provide storage products, services and solutions for IT organizations. The Company is a development stage company and had no revenues during 2006. The Company was formed in the state of Nevada in 2005. Additionally the Company had no operations during 2005.

2.	Significant Accounting Policies

The significant accounting policies followed are:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In recording transactions and balances resulting from business operations, the Company uses estimates based on the best information available. The Company revises the recorded estimates when better information is available, facts change, or the Company can determine actual amounts. Those revisions can affect operating results.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable, and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments since they are short-term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand

The Company considers all unrestricted cash accounts and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents.

Prepaid expenses consist of prepaid payroll expense.

The Company, with the consent of its members, has elected to be treated substantially as a partnership instead of as a corporation for federal and state income tax purposes. As a result, the members will report the entire taxable income of the Company on their individual income tax returns. Therefore, no provision for income taxes has been made to the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)Notes to Financial Statements

Year Ended December 31, 2006

2.	Significant Accounting Policies (continued)

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 154, Accounting Changes and Error Corrections, a Replacement of Accounting Principles Board (APB) Opinion 20 and FASB Statement 3. SFAS 154 requires retrospective application to prior periods’ financial statements for changes in accounting principles, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle, such as a change in non-discretionary profit-sharing payments resulting from an accounting change, should be recognized in the period of the accounting change. SFAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate affected by a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this standard did not have a significant effect on our financial position, results of operation or cash flows.

In February 2006, FASB issued SFAS No. 155. This accounting standard permits fair value re-measurement for any hybrid financial instrument containing an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; establishes a requirement to evaluate interests in securitized financial assets to identify them as freestanding derivatives or as hybrid financial instruments containing an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument pertaining to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year beginning after September 15, 2006. We do not expect SFAS No. 155 to have a material effect on our results of operations or financial position.

In March 2006, the FASB issued SFAS No. 156, which addresses the accounting for servicing assets and liabilities. SFAS No. 156 is effective at the beginning of an entity’s first fiscal year beginning after September 15, 2006. We do not expect SFAS No. 156 to have a material effect on our results of operations or financial position.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

Year Ended December 31, 2006

2.	Significant Accounting Policies (continued)

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), effective for fiscal years beginning after December 15, 2006. FIN 48 requires a two-step approach to determine how to recognize tax benefits in the financial statements where recognition and measurement of a tax benefit must be evaluated separately. A tax benefit will be recognized only if it meets a “more-likely-than-not” recognition threshold. For tax positions that meet this threshold, the tax benefit recognized is based on the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with the taxing authority. We are currently evaluating the impact of adopting FIN 48, and have not yet determined the significance of this new rule to our overall results of operations, cash flows or financial position.

Other recent accounting pronouncements issued by the FASB (including its EITF), the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

3.	Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Through December 31, 2006, the Company had incurred cumulative losses of $341,845. The Company’s successful transition from a development stage company to attaining profitable operations is dependent upon obtaining financing adequate to achieving a level of revenues adequate to support the Company’s cost structure. However, the Company believes that its existing cash balance and its ability to raise additional capital will be sufficient to cover the cost of operations for the Company for 2007. Subsequent to the date of these financial statements, the Company signed a Letter of Intent to be acquired by Mountains West Exploration, Inc.

Financial Statements

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Six Months Ended June 30, 2007 and 2006

(Unaudited)

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Financial Statements

Six Months Ended June 30, 2007

(Unaudited)

Contents

Financial Statements(Unaudited):

SECURED DIGITAL STORAGE, LLC

(A DEVELOPMENT STAGE COMPANY)

Balance Sheet

June 30 and December 31, 2006

	(Unaudited)
	June 30, 2007	Dec. 31, 2006
Assets
Current assets:
Cash	$28,212	$203,959
Accounts Receivable	—	1,074
Prepaid expenses	—	39,500

Total current assets	$28,212	$244,533

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$109,054	$4,988
Accrued expenses	21,051	87,272

Total current liabilities	130,105	92,260

Members’ equity	(101,893)	152,273

	$28,212	$244,533

The accompanying notes are an integral part of the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Statement of Operations

Six Months Ended June 30, 2007 and 2006

(Unaudited)

	2007	2006	Inception to-date
Expenses:
Payroll expenses	$217,500	$—	$399,000
Professional fees	38,490	4,000	196,561
Other general and administrative expenses	—	—	7,978
	255,990	4,000	603,539

Net loss from operations	(255,990)	(4,000)	(603,539)

Other income:
Interest income	1,824	—	7,528
Net loss	$(254,166)	$(4,000)	$596,011

The accompanying notes are an integral part of the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Statement of Changes in Members’ Equity

Six Months Ended June 30, 2007

(Unaudited)

Balance, December 31, 2005	$0
Capital contributions	494,118
Net loss	(341,845)
Balance, December 31, 2006	152,273
Net loss, six months ended June 30, 2007	(254,166)
Balance June 30, 2007	$(101,893)

The accompanying notes are an integral part of the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Statement of Cash Flows

Six Months Ended June 30, 2007 and 2006

(Unaudited)

		2007		2006	Inception to date
Operating activities
Net loss	$	(254,166)	$	(4,000)	$(596,011)
Adjustments to reconcile net income to net cash
provided by operating activities:
(Increase) decrease in:
Prepaid expenses		39,500		—	—
Accounts receivable		1,074		—	—
(Decrease) increase in:
Accounts payable		104,066		4,000	109,054
Accrued expenses		(66,221)		—	21,051
Net cash used by operating activities		(175,747)		4,000	(465,906)

Financing activities
Member contributions		—		—	494,118
Net cash provided by financing activities		—		—	494,118

Net increase in cash		(175,747)		—	28,212

Cash, beginning of year		203,959		—	—

Cash, end of period	$	28,212	$	—	$28,212

The accompanying notes are an integral part of the financial statements.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

June 30, 2007

(Unaudited)

1.	Background Information

Secured Digital Storage, LLC (the “Company”) is primarily engaged in the data storage industry and will provide storage products, services and solutions for IT organizations. The Company is a development stage company and had no revenues during 2007 or 2006. The Company was formed in the state of Nevada in 2005. Additionally the Company had no operations during 2005.

2.	Significant Accounting Policies

The significant accounting policies followed are:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In recording transactions and balances resulting from business operations, the Company uses estimates based on the best information available. The Company revises the recorded estimates when better information is available, facts change, or the Company can determine actual amounts. Those revisions can affect operating results.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable, and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments since they are short-term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand

The Company considers all unrestricted cash accounts and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents.

Prepaid expenses consist of prepaid payroll expense.

The Company, with the consent of its members, has elected to be treated substantially as a partnership instead of as a corporation for federal and state income tax purposes. As a result, the members will report the entire taxable income of the Company on their individual income tax returns. Therefore, no provision for income taxes has been made to the financial statements.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 154, Accounting Changes and Error Corrections, a Replacement of Accounting Principles Board (APB) Opinion 20 and FASB Statement 3. SFAS 154 requires retrospective application to prior periods’ financial statements for changes in accounting principles, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle, such as a change in non-discretionary profit-sharing payments resulting from an accounting change, should be recognized in the period of the accounting change. SFAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate affected by a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this standard did not have a significant effect on our financial position, results of operation or cash flows.

In February 2006, FASB issued SFAS No. 155. This accounting standard permits fair value re-measurement for any hybrid financial instrument containing an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; establishes a requirement to evaluate interests in securitized financial assets to identify them as freestanding derivatives or as hybrid financial instruments containing an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument pertaining to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year beginning after September 15, 2006. We do not expect SFAS No. 155 to have a material effect on our results of operations or financial position.

In March 2006, the FASB issued SFAS No. 156, which addresses the accounting for servicing assets and liabilities. SFAS No. 156 is effective at the beginning of an entity’s first fiscal year beginning after September 15, 2006. We do not expect SFAS No. 156 to have a material effect on our results of operations or financial position.

Secured Digital Storage, LLC

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

June 30, 2007

(Unaudited)

2.	Significant Accounting Policies (continued)

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), effective for fiscal years beginning after December 15, 2006. FIN 48 requires a two-step approach to determine how to recognize tax benefits in the financial statements where recognition and measurement of a tax benefit must be evaluated separately. A tax benefit will be recognized only if it meets a “more-likely-than-not” recognition threshold. For tax positions that meet this threshold, the tax benefit recognized is based on the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with the taxing authority. We are currently evaluating the impact of adopting FIN 48, and have not yet determined the significance of this new rule to our overall results of operations, cash flows or financial position.

Other recent accounting pronouncements issued by the FASB (including its EITF), the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

3.	Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Through June 30, 2007, the Company had incurred cumulative losses of $596,011. The Company’s successful transition from a development stage company to attaining profitable operations is dependent upon obtaining financing adequate to achieving a level of revenues adequate to support the Company’s cost structure. However, the Company believes that its existing cash balance and its ability to raise additional capital will be sufficient to cover the cost of operations for the Company for 2007. Subsequent to the date of these financial statements, the Company was acquired by Mountains West Exploration, Inc.